Exhibit 99.3

One Energy Enterprises Inc., an Industrial Power Solutions Company, and TortoiseEcofin Acquisition Corp. III announce execution of a definitive Business Combination Agreement to form One Power Company

●	Company Overview: Established in 2009, One Power is a vertically integrated industrial power solutions provider. It specializes in developing, constructing, owning, and operating state-of-the-art, behind-the-meter power solutions, including wind energy, for industrial clients.

●	Innovative Approach: One Power, believes it is building Utility 2.0, a decentralized, customer-centric power grid that empowers industrial clients to produce their own on-site, renewable energy.

●	Binding 20-Year Contracts: The company has long-term binding contracts with well-known industrial clients including Whirlpool, Marathon Petroleum Corporation, Holcim, Ball Corporation, and Martin Marietta.

●	Deal Structured to Prioritize Shareholders: Transaction includes various mechanisms, including non-dilutive Contingent Share Rights (CSRs) from One Power CEO, elimination of specific Sponsor warrants, and extended equity lock-up agreements and up to 5 million earnout shares issuable to pre-closing One Power holders upon achievement of trading price-based targets during five-year post-closing period.

●	Transaction Details: Gross proceeds of approximately $345 million were deposited into TRTL’s trust account, before the impact of potential redemptions, at the time of its initial public offering. Proceeds from the Transaction are expected to be used to execute on the company’s business plan.

●	Valuation: Implied pre-money enterprise value of One Power of $300 million.

●	Transaction Announcement Presentation. In lieu of a traditional transaction announcement conference call, One Power and TRTL have released a transaction announcement video which can be accessed via One Power’s investor relations webpage page at https://oneenergy.com/investors/.

FINDLAY, OH August 15, 2023 –One Energy Enterprises Inc. and TortoiseEcofin Acquisition Corp. III today announced that they have entered into a definitive Business Combination Agreement (the “Business Combination Agreement”) for a business combination (the “Transaction” or the “Business Combination”). One Energy Enterprises Inc. (“One Power”) is a vertically integrated industrial power solutions company, and is the largest installer of on-site, behind-the-meter, megawatt-scale, wind energy in the United States. TortoiseEcofin Acquisition Corp. III (“TRTL”) (NYSE: TRTL) is an energy transition focused special purpose acquisition company. The Transaction is structured as a merger, following which the business of One Power will be the combined business of the public company, which will be renamed One Power Company the (“Combined Company”). Securities of the Combined Company are expected to be listed on the New York Stock Exchange under the ticker symbol “ONEP”.

One Power builds, owns, and operates major electrical infrastructure for industrial energy users “behind-the-meter”, enabling on-site power generation that enables better utility monitoring, long-term, competitive rate visibility and enhanced reliability of utility services. One Power is best known for its Wind For Industry® projects.

One Power believes that the power grid is undergoing a fundamental change and that large industrial companies want to take back control of the power grid they helped build more than 100 years ago. One Power calls the power grid of the future “Utility 2.0” and One Power is already building it today.

One Power’s strategy of constructing and operating industrial power systems and microgrids targets a significant addressable market estimated to include more than 53,000 large industrial facilities in the U.S., which in aggregate account for approximately 26% of domestic electricity consumption despite accounting for only 0.6% of energy users. The decarbonization of America’s industrial facilities, on their terms, is expected to contribute meaningfully to enduring decarbonization of our economy.

The Company offers four main industrial power solutions:

●	Wind for Industry® – On-site, behind-the-meter, wind energy with megawatt-scale wind turbines under 20-year take or pay contracts at fixed power rates.

●	Managed High Voltage – On-site, behind-the-meter, outside-the-plant, digital, high-voltage power infrastructure, enabling customers to interconnect at higher voltages, distribute power more efficiently, and further electrify their facilities.

●	Megawatt Hubs - Transmission-voltage-interconnected 30MW-150MW sites that are ready for the energy-intensive industries of the future like mobile data centers and commercial electric vehicle fleets.

●	Net Zero Projects - Integrated projects that bring wind, solar, and power infrastructure together to help industrials get as close to net-zero grid energy use as possible on an annualized basis with on-site renewable generation.

One Power delivers most of its services under long-term, 20-year contracts with blue-chip customers. The Company’s current customer portfolio includes Whirlpool, Marathon Petroleum Corporation, Holcim, Ball Corporation, and Martin Marietta.

Deal Structure Intended to Prioritize Shareholder Interests

One Power and TRTL entered into the Business Combination Agreement to pursue a transaction intended to align interests among multiple stakeholders. One Power’s founder and Chief Executive Officer, Jereme Kent, who is expected to be the CEO of the Combined Company after the Transaction, has agreed to contribute half of his pro forma One Power shares to a non-dilutive Contingent Share Rights (CSR) structure. Under certain conditions, CSR participants, which are expected to consist of non-redeeming TRTL public shareholders as well, potentially, as PIPE investors, if any, are entitled to receive all or a portion of these approximately 5.5 million shares; if post-closing trading prices exceed the applicable threshold, the CSR shares will be distributed to One Power’s CEO. Additionally, certain specific Sponsor warrants would be terminated in connection with the Transaction and multi-year lock-up agreements will apply to certain One Power equity holders and to TRTL Sponsor securities. TRTL Sponsor has also agreed to subject 2.25 million founder shares to an earnout structure, for release to TRTL Sponsor only if certain trading price based earn-out conditions apply after closing. The threshold for both the CSR and the TRTL sponsor earn-out mechanisms is set at a volume weighted average trading price (VWAP) that equals or exceeds $12.00 for 20 out of any 30 consecutive trading days and must be met in the first 24 months after closing. The proposed Transaction also features an earnout for the potential benefit of existing One Power equity holders with two trading-price based “thresholds” to be measured over a five-year post-closing period.

Under the terms of the proposed transaction, current One Power stockholders are rolling 100% of their equity into the Combined Company; One Power’s CEO, who is also expected to be the CEO of the Combined Company, has also agreed to a three-year lock up on his One Power securities (subject to customary permitted transfers) with no early release provisions. TRTL Sponsor’s founder shares will be subject to a two-year post-closing lock-up period subject to early release occurring during same period if the post-closing VWAP of One Power shares exceeds $15.00 for 20 out of any 30 consecutive trading days over a two-year period post-closing or there is a qualifying subsequent change of control transaction. Future members of the board of directors of the Combined Company will also be required to agree to two-year lock-up agreements.

Management Commentary

Jereme Kent, CEO and Founder of One Power, commented, “Entering into a definitive agreement to merge with TRTL is a monumental step towards our vision of reshaping the utility industry. With the added financial strength we anticipate from going public, we hope to accelerate our growth plans to continue helping industrial clients take back control of their power and transition to a more sustainable, reliable, and cost-effective power solution that is custom engineered to their individual needs.”

Vince Cubbage, Chairman and CEO of TRTL, stated, “As the electrification and decarbonization of our economy continues to accelerate, we believe One Power is poised to scale its delivery of megawatt-scale, mission-critical, high-voltage power systems to blue-chip industrial customers. One Power’s cost-advantaged renewable power solutions bypass long interconnect queues and grid transmission congestion, reducing costs as well as disruption time for customers. With the necessary capital, we think One Power can successfully extend its market pioneering position.”

Transaction Overview

Pursuant to the Business Combination Agreement, a newly formed wholly-owned subsidiary of TRTL will merge with and into One Power, with One Power continuing as the surviving company in the merger. The aggregate transaction consideration deliverable to the One Energy stockholders shall be a number of newly issued shares of common stock of the Combined Company equal to $300 million minus the amount of indebtedness of One Power at the Closing, with each share of common stock valued at $10 per share.

In addition, after the closing, One Energy stockholders will have a contingent right to receive up to an additional five million shares, upon the Combined company meeting certain share price targets set forth in the Business Combination Agreement.

At the time of its initial public offering, TRTL’s trust account contained approximately $345 million (prior to any redemptions by public shareholders). Any proceeds to One Power from the proposed Transaction (after satisfaction of payments to redeeming TRTL shareholders and satisfaction of relevant fees, expenses and other liabilities) will be used to by the Combined Company to execute its business plan and for general working capital purposes. The pre-money enterprise value of One Power implied by the transaction terms is $300 million.

The Transaction has been unanimously approved by the Boards of Directors of TRTL and One Energy Enterprises Inc. Completion of the proposed Transaction is subject to customary closing conditions.

Additional information about the proposed Transaction will be provided in a Current Report on Form 8-K to be filed by TRTL with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), served as exclusive financial advisor, lead capital markets advisor and sole placement agent to One Power. Nelson Mullins Riley & Scarborough LLP served as legal counsel to One Power. Ellenoff, Grossman & Schole LLP served as legal counsel to TRTL.

Investor Presentation and Video Information

In lieu of a conference call, an announcement video describing One Power and the Proposed Transaction has been prepared by management and released concurrent with the transaction announcement. The video can be accessed via One Power’s investor relations website at https://oneenergy.com/investors/. A copy of the investor presentation and transcript of the video recording will be furnished as exhibits to TRTL’s current report on Form 8-K, available, free of charge, on the SEC’s website at www.sec.gov.

About One Power

One Power is an industrial power company and the largest installer of on-site, behind-the-meter, wind energy in the United States. Recognizing that large energy consumers are fed up with the failings of legacy utilities, One Power developed modern energy services to control cost and risk, such as Wind for Industry® and Managed High Voltage™. One Power is building the customer-centric grid of the future. Founded in 2009, One Power is headquartered in Findlay, Ohio and currently has approximately 65 employees. Learn more about the customer-centric power grid of the future at One Power’s website (www.onepower.com).

About TortoiseEcofin Acquisition Corp. III

TortoiseEcofin Acquisition Corp. III was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”) between TortoiseEcofin Acquisition Corp. III (“TRTL”) and One Energy Enterprises Inc. (“One Energy,” the business of which (referred to herein as “One Power”), after consummation, if any (the “Closing”) of the Proposed Transaction, will be the business of the “Combined Company,” which is expected to be renamed “One Power Company”), which is the subject of the Agreement and Plan of Merger between TRTL, One Energy and certain other parties thereto (the “Merger Agreement”), TRTL intends to file a registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Form S-4” or the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement and a prospectus in connection with the Proposed Transaction. SHAREHOLDERS OF TRTL ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement and other relevant documents will be mailed to the shareholders of TRTL as of a record date to be established for voting on the Proposed Transaction. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement and other documents filed by TRTL with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

TRTL’s shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: TortoiseEcofin Acquisition Corp. III, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; e-mail: IR@trtlspac.com. These documents, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

TRTL, One Energy and their respective directors and executive officers may be deemed participants in the solicitation of proxies of TRTL’s shareholders in connection with the Proposed Transaction. TRTL’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of TRTL executive officers and directors in the solicitation by reading TRTL’s final prospectus filed with the SEC on July 21, 2021, in connection with TRTL’s initial public offering, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, and TRTL’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction, which may, in some cases, be different from those of shareholders generally, will be set forth in the Registration Statement relating to the Proposed Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This communication may contain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding One Power, the Combined Company and the Proposed Transaction and the future held by the respective management teams of TRTL or One Power, the anticipated benefits and the anticipated timing of the Proposed Transaction, future financial condition and performance of One Power or the Combined Company)and expected financial impacts of the Proposed Transaction (including future revenue, profits, proceeds, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Transaction, financing transactions, if any, related to the Proposed Transaction, the level of redemptions by TRTL’s public shareholders and the expected future performance and market opportunities of One Power or the Combined Company. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of TRTL’s securities, (ii) the risk that the Proposed Transaction may not be completed by TRTL’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TRTL, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the requirements that the Merger Agreement and the transactions contemplated thereby be approved by the shareholders of TRTL and by the stockholders of One Energy, respectively, (iv) the failure to obtain regulatory approvals and any other third party consents, as applicable, as may be required to consummate the Proposed Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, or that redemptions by TRTL public shareholders may exceed expectations, (vi) the effect of the announcement or pendency of the Proposed Transaction on One Power’s business relationships, operating results, and business generally, (vii) risks that the Proposed Transaction disrupts current plans and operations of One Power, (viii) the outcome of any legal proceedings that may be instituted against One Energy or against TRTL related to the Merger Agreement or the Proposed Transaction, (ix) the ability to maintain the listing of TRTL’s securities on NYSE, (x) changes in the competitive market in which One Power operates, variations in performance across competitors, changes in laws and regulations affecting One Power’s business and changes in the capital structure of the Combined Company after the Closing, (xi) the ability to implement business plans, growth, marketplace, customer pipeline and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities, (xiii) the potential inability of One Power to achieve its business and growth plans, (xiv) the ability of One Power to enforce its current material contracts or to secure long-term or other committed contracts with new or existing customers on terms favorable to One Power, (xv) the risk that One Power will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (xvi) the risk that One Power experiences difficulties in managing its growth and expanding operations; (xvii) the risk of our cyber security measures being unable to prevent hacking or disruption to our customers; and (xviii) the risk of economic downturn, increased competition, a changing of energy regulatory landscape and related impacts that could occur in the highly competitive energy market, including, among other things, that One Power will not meet milestones for funding its ongoing and future project pipeline. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of TRTL’s initial public offering prospectus filed with the SEC on July 21, 2021, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, and subsequent periodic reports filed by TRTL with the SEC, the Registration Statement to be filed by TRTL in connection with the Proposed Transaction and other documents filed or to be filed by TRTL from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither One Energy nor TRTL assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither One Energy nor TRTL gives any assurance that either One Energy or TRTL, or the Combined Company, will achieve its expectations.

Information Sources; No Representations

The communication furnished herewith has been prepared for use by TRTL and One Power in connection with the Proposed Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of TRTL derived entirely from TRTL and all information relating to the business, past performance, results of operations and financial condition of One Power, or the Combined Company after the Closing, are derived entirely from One Energy (referred to herein as “One Power”). No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law in no circumstances will TRTL or One Energy, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the this communication (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of One Energy or the prospective operations of One Power has been derived, directly or indirectly, exclusively from One Energy and has not been independently verified by TRTL or any other party. Neither the independent auditors of TRTL nor the independent auditors of or One Energy audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the communication.

For Investors:

John Ragozzino, CFA

ICR, Inc.

OneEnergyIR@icrinc.com

For Media:

Matt Dallas

ICR, Inc.
OneEnergyPR@icrinc.com